UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2017

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06813
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

There were six (6) matters submitted to a vote of securities at the FuelCell Energy, Inc. Annual Shareholders’ Meeting, which was held on April 6, 2017. Following are the six (6) proposals:

(1) To elect seven (7) directors to serve for the ensuing year and until their successors are duly elected and qualified.

The results of the voting were as follows:

NAME OF DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Arthur A. Bottone	12,923,316	1,363,132	15,902,711
James Herbert England	12,474,904	1,811,544	15,902,711
Matthew F. Hilzinger	12,875,275	1,411,173	15,902,711
John A. Rolls	12,247,981	2,038,467	15,902,711
Christopher S. Sotos	13,132,024	1,154,424	15,902,711
Natica Von Althann	12,884,657	1,401,791	15,902,711
Togo Dennis West, Jr.	12,443,037	1,843,411	15,902,711

(2) To ratify the selection of KPMG LLP as the independent registered public accounting firm for fiscal year 2017.

The results of the voting were as follows:

VOTES FOR: 28,975,903

VOTES AGAINST: 795,116

ABSTAINED: 418,140

BROKER NON-VOTES: 0

(3) To amend the FuelCell Energy, Inc. Articles of Incorporation to increase the authorized common stock from 75,000,000 shares to 125,000,000.

The results of the voting were as follows:

VOTES FOR: 22,630,826

VOTES AGAINST: 7,177,251

ABSTAINED: 381,082

BROKER NON-VOTES: 0

(4) To amend the FuelCell Energy, Inc. Restated 2010 Equity Incentive Plan to increase the number of shares reserved for issuance from 2,500,000 to 4,500,000.

The results of the voting were as follows:

VOTES FOR: 11,428,507

VOTES AGAINST: 2,634,995

ABSTAINED: 222,946

BROKER NON-VOTES: 15,902,711

(5) Advisory Vote on Executive Compensation.

The results of the voting were as follows:

VOTES FOR: 10,453,967

VOTES AGAINST: 3,531,923

ABSTAINED: 300,558

BROKER NON-VOTES: 15,902,711

(6) Advisory Vote on the Frequency of the Shareholder Advisory Vote on Executive Pay.

The results of the voting were as follows:

ONE YEAR: 11,747,515

TWO YEARS: 460,212

THREE YEARS: 1,195,793

ABSTAINED: 882,928

In light of these voting results, the Board of Directors of FuelCell Energy, Inc. (the “Company”) has determined that the Company will hold an advisory vote on executive compensation every year until the next advisory vote on the frequency of shareholder votes on executive compensation is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 10, 2017	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer and Treasurer